UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2011

Alternate Energy Holdings, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	000-53451	20-5689191
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

911 E. Winding Creek Dr., Suite 150, Eagle, Idaho 83616
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 208-939-9311

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 27, 2011, the Board of Directors of Alternate Energy Holdings, Inc. (the “Company”) elected Dr. Glenda Baskin Glover to fill one of the vacancies created by the resignations of Mr. Leon Eliason and Mr. Gregory Kane earlier this year.

Dr. Glover, who is 58, has been the Dean of the College of Business of Jackson State University since 1994.  From 1990 to 1994, she was the Chairperson of the Department of Accounting and an Assistant Professor at Howard University.  Dr. Glover has also recently served as a director of other public corporations. Dr. Glover has served on the board of directors of The Student Loan Corporation (1998-2011), where she most recently served as the Chair of the Audit Committee, as a member of the Compensation Committee, and as the financial expert to the board.  Dr. Glover also has served on the board of directors of The Lenox Group, Inc. (2006-2009) where she served as a member of the Audit Committee.  Dr. Glover was formerly the Chief Financial Officer and Senior Vice President of Metters Industries, Inc., an engineering and manufacturing company (1985-1990), and an accountant at Arthur Anderson & Co. (1976-1978).  Dr. Glover earned her BS in Mathematics from Tennessee State University in 1974, her MBA in Accounting from Clark-Atlanta University in 1976, her Ph.D. in economics and business from George Washington University in 1990, and her J.D. from Georgetown University Law Center in 1994.  Dr. Glover is also a Certified Public Accountant.

There have been no related party transactions between Company and Dr. Glover, and there were no arrangements or understandings between Dr. Glover and any other person pursuant to which she was selected as a director.

Dr. Glover is not a party to and does not currently participate in any material Company plan, contract, or arrangement, nor has she received any grant or award from the Company in connection with her election to the Board of Directors.  Dr. Glover will receive an initial award of 300,000 shares of restricted common stock of the Company as compensation for serving on the Board of Directors.

A copy of the press release announcing Dr. Glover’s appointment is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.                                           Description

99.1                                                      Press Release dated May 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNATE ENERGY HOLDINGS, INC

Date: June 1, 2011	By:	/s/ Donald L. Gillispie
Donald L. Gillispie
President, Chief Executive Officer and Director

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated May 31, 2011